Income Taxes - Summary of Net Deferred Tax Assets (Details) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets:
Net operating loss carryforwards	$ 3,294,955	$ 3,013,721
Stock-based compensation	1,183,941	1,800,935
Research and development	1,499,300
Accrued compensation	244,848	109,673
Other	6,724	102,825
Total net deferred tax assets before valuation allowance	6,229,768	5,027,154
Valuation allowance	$ (6,229,768)	$ (5,027,154)